Exhibit 99.1

PRESS RELEASE

Tilray® Signs Global Collaboration Agreement with Leading Pharmaceutical Company

NANAIMO, B.C.– Tilray Canada Ltd., a subsidiary of Tilray Inc. (NASDAQ: TLRY), a global pioneer in the production, research, and distribution of medical cannabis, announced today that it entered into a global framework agreement (the “Framework Agreement”) to collaborate with Sandoz AG, a global leader in generic pharmaceuticals and biosimilars and a part of Novartis group, to increase availability of high quality medical cannabis products across the world.

An evolution of an existing alliance between Tilray and Sandoz Canada, the Framework Agreement represents the intentions of the two companies to jointly operate in jurisdictions where cannabis is or will be approved for medical purposes.

Tilray, a global pioneer of medical cannabis, has products available in twelve countries and operations in Australia & New Zealand, Canada, Germany, Latin America, and Portugal. This agreement builds on Tilray’s pioneering track-record as a company committed to making pharmaceutical-grade medical cannabis products available to patients in-need. Tilray was the first licensed medical cannabis producer in North America to obtain current Good Manufacturing Practice (cGMP) certification in accordance with the European Medicines Agency’s (EMA) standards.

“This agreement represents a major milestone in the movement to provide access to safe, GMP-certified medical cannabis to patients in need across the world,” says Brendan Kennedy, Tilray Chief Executive Officer. “Tilray is a global company and we’re thrilled to build upon the success and momentum from our existing agreement with Sandoz Canada by taking our partnership global. Sandoz AG will be a valuable partner as we work together to improve access to the highest quality medical cannabis products in countries all over the world.”

The Framework Agreement outlines the opportunity for the companies to agree to collaborate in different forms:

•	Sandoz AG may support the global commercialization of Tilray’s non-smokable/non-combustible medical cannabis products;

•	Tilray and Sandoz AG may co-brand certain non-smokable/non-combustible products;

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PRESS RELEASE

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Tilray may supply non-smokable/ non-combustible medical cannabis products and license rights to and from Sandoz AG in relation to such products; Both companies may also partner to leverage best-in-class knowledge to educate pharmacists and physicians about medical cannabis products;

•	Tilray and Sandoz AG may collaborate to develop new innovative medical cannabis products.

About Tilray®

Tilray is a global pioneer in the research, cultivation, production and distribution of medical cannabis and cannabinoids currently serving tens of thousands of patients in twelve countries spanning five continents.

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this press release may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions and include statements relating to the —AbB Inbev and Tilray partnership, the potential investment of each party and the possibility of commercialization at some point in the future. Forward-looking statements are not a guarantee of future performance and are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment and future approvals and permits. Actual results, performance or achievement could differ materially from that expressed in, or implied by, any forward-looking statements in this press release, and, accordingly, you should not place undue reliance on any such forward-looking statements and they are not guarantees of future results. Forward-looking statements involve significant risks, assumptions, uncertainties and other factors that may cause actual future results or anticipated events to differ materially from those expressed or implied in any forward-looking statements. Please see the heading “Risk Factors” in Tilray’s Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission and Canadian securities regulators on November 14, 2018, and the risks and uncertainties related to AB InBev described under Item 3.D of AB InBev’s Annual Report on Form 20-F filed with the Securities and Exchange Commission on March 19, 2018, for a discussion of the material risk factors that could cause actual results to differ materially from the forward-looking information. Tilray and AB InBev does not undertake to update any forward-looking statements that are included herein, except in accordance with applicable securities laws.

For further information:

Media: Chrissy Roebuck, news@tilray.com, 1-833-206-8161

Investors: Katie Turner, +1-646-277-1228, Katie.turner@icrinc.com

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